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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-84698, No. 333-38571, No. 333-49900 and No.
333-04789) of Quality Dining, Inc. of our report dated February 15, 2005, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers, LLP
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PricewaterhouseCoopers, LLP
Chicago, Illinois
February 15, 2005

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